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                                                                    Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-91339, 333-37730 and 333-100892) of Retek, Inc.
of our report dated January 17, 2003, except as to Note 19 for which the date is February 6, 2003 and to Note 16 for which the date is February 19, 2003 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



PricewaterhouseCoopers LLP
Minneapolis, Minnesota
March 11, 2003